STRICTLY PRIVATE & CONFIDENTIAL

Ex 10.6

LOAN FACILITY

LOAN FACILITY dated and effective as of February 7, 2011, among xG Technology, Inc., a Delaware corporation (the “Borrower”) and MB Technology Holdings, LLC (the “Lender”).

BACKGROUND

Lender has established for Borrower a certain credit facility, in the nature of a ten million US dollar ($10,000,000) line of credit (“Loan”), as evidenced by Borrower’s Promissory Note – Line of Credit, dated and effective as of February 7, 2011 in the available principal amount of ten million US dollars ($10,000,000) (said Promissory Note – Line of Credit, together with any and all renewals, replacements, amendments or substitutions thereof or therefor, being hereinafter referred to as the “Note”).

Lender and Borrower have previously entered into various loan agreements, loan facilities, promissory notes and security agreements (the Original Shareholder Loans, as defined below) and it is the intention of the parties that part of the Loan shall be used by Borrower in repaying in full its indebtedness to Lender under such Original Shareholder Loans.

NOW, THEREFORE, in consideration of the Loan and for other good and valuable consideration and intending to be legally bound, Borrower hereby agrees with Lender as follows:

SECTION 1. Granting of Loans. Lender hereby agrees to make available on an uncommitted basis at the discretion of Lender from time to time, until the Maturity Date, the Advances requested by the Borrower hereunder, or pursuant to the Note; provided however, that (a) in no event shall the Advances exceed the Borrowing Limit and (b) Lender has no obligation to lend Borrower any amounts hereunder and the decision to lend such money lies in the sole and absolute discretion of Lender. In consideration for the making of such Loan, the Borrower hereby agrees to grant Lender a security interest in the Assets pursuant to the terms and conditions set forth in that certain Security Agreement, dated as of February 7, 2011 and effective as of February 7, 2011 between the Borrower and the Lender. All payments of the Loan and Advances made hereunder shall be made in accordance with the provisions of the Note and shall mature on the Maturity Date.

SECTION 2. Representations and Warranties. Borrower represents and warrants to Lender as follows:

(a)	Power and Authority. Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Loan Facility and each of the Related Agreements to which it is a party. The execution, delivery and performance of this Loan Facility and all Related Agreements has been duly authorized by all necessary corporate action and does not (i) require any consent or approval of the shareholders of Borrower; (ii) contravene the charter, articles of incorporation, memorandum and articles of association, limited liability agreement or by-laws of Borrower; (iii) violate, or cause Borrower to be in default under any provision of any Law, rule, regulations, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower; or (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

1

STRICTLY PRIVATE & CONFIDENTIAL

(b)	Legally Enforceable Agreements. This Loan Facility and each Related Agreement is a legal, valid and binding obligation of Borrower, as applicable, and is enforceable against Borrower, as applicable, in accordance with its terms, except as may be affected by (i) the effect of bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, receivership and other laws now or hereafter in effect affecting the enforcement of creditors’ rights or (ii) the enforceability of equitable remedies or the application of equitable principles (whether considered in an action at law or equity).

(c)	Assets. All of Borrower’s Assets are free and clear of any and all liens, security interest, mortgages and other encumbrances, restrictions and charges, except as listed on Exhibit “B” attached hereto.

(d)	Consents. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery or performance by Borrower of this Loan Facility or any Related Agreement.

(e)	Outstanding Litigation. Except as set forth in Exhibit "C" attached hereto, there are no suits in law or equity or proceedings before any governmental instrumentality or agency against Borrower now pending, nor is there to the knowledge of Borrower threatened or likely any litigation nor any proceedings against or affecting Borrower, the outcome of which might materially and adversely affect the Assets or operations of Borrower, or its financial condition or business.

(f)	Adverse Change. Except as set forth in Exhibit "D" attached hereto, there has been no material adverse change in the financial condition, business, operation or Assets of the Borrower from the date hereof.

(g)	Compliance With Applicable Laws. Borrower and its respective business and operations are in compliance with all applicable Laws.

2

STRICTLY PRIVATE & CONFIDENTIAL

SECTION 3. Covenants. Borrower agrees with and covenants to Lender as follows:

(a)	From and after the date of this Agreement, Borrower will not incur any Indebtedness of any nature whatsoever, other than (i) the indebtedness to Lender as evidence by this Loan Facility in favor of Lender, (ii) current trade indebtedness incurred in the ordinary course of business and (iii) purchase money indebtedness for equipment in favor of the vendor or financier thereof limited to the cost of such equipment.

(b)	Within ninety (90) days after the close of each fiscal year and each fiscal quarter, Borrower shall provide Lender with Borrower's financial statements prepared in accordance with IFRS, said annual financial statements to be audited without a disclaimer of an, or an adverse or qualified, opinion, by the independent certified public accounting firm regularly retained by Borrower, and said quarterly financial statements to be certified by Borrower’s chief financial officer.

(c)	Borrower, at its own expense, shall maintain adequate property, liability and other insurance during the term of the Loan in such amounts against such risks as shall be adequate for the nature of Borrower's business as now or hereafter conducted.

(d)	Borrower shall operate its businesses in accordance with current practices and shall not sell, assign or otherwise dispose of or transfer any of its Assets, other than sales of inventory in the ordinary course of business and other than as set forth in Exhibit "D" hereto.

(e)	Borrower will not permit, create or suffer to exist any lien, security interest or other encumbrance on any of its Assets, other than (i) existing liens as set forth on Exhibit "B" hereto; (ii) purchase money lines on equipment securing purchase money indebtedness permitted by Section 3(a) hereof; (iii) liens relating to judgments to the extent permitted by Section 4(h) hereof; (iv) liens for taxes or assessments either (x) not delinquent or (y) contested in good faith by appropriate proceedings for which an adequate reserve has been made in accordance with IFRS; (v) liens incurred or pledges and deposits in connection with workmen's compensation, unemployment compensation and other social security benefits, or securing the performance bids, tenders, leases, contracts, progress payments, surety, appeal and performance bonds and other obligations of like nature, incurred in the ordinary course of business; (vi) liens imposed by law incurred in good faith in the ordinary course of business; (vii) pledges of or liens on raw materials or on manufactured products as security for drafts or bills of exchange in connection with the importation of such raw materials or manufactured products in the ordinary course of business; (viii) liens encumbering property under construction arising from progress or partial payments by a customer of Borrower relating to such property or assets; (x) liens incurred by Borrower in the ordinary course of business in favor of suppliers who retain title to goods supplied by them until such goods are paid for; and (xi) liens of leases existing on the date of this Agreement.

3

STRICTLY PRIVATE & CONFIDENTIAL

SECTION 4. Events of Default. The occurrence of each of the following events shall constitute an “Event of Default”:

(a)	Borrower fails to pay to Lender within thirty (30) business days when due any payment payable hereunder or under any Related Agreement. However, Lender may extend, at its sole discretion, Borrower’s due date so long as interest continues to accrue and such event will not be considered an Event of Default.

(b)	Borrower fails to observe or perform any other Obligation, agreement or covenant to be observed or performed by them hereunder or under any Related Agreement, and such failure is not cured within thirty (30) business days after written notice given by Lender to Borrower specifying such failure.

(c)	Any financial statement, representation, warranty, statement or certificate made or furnished by Borrower to Lender in connection with this Loan Agreement, or an inducement to Lender to enter into this Loan Agreement, or in any other instrument or document to be delivered hereunder to Lender, is materially false, incorrect, or incomplete when made.

(d)	Borrower becomes insolvent or generally fails to pay, or admits its inability to pay, debts as they become due or makes a general assignment for the benefit of any of its creditors.

(e)	Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver, administrator, administrative receiver or other custodian for Borrower or any of the property of Borrower, or, in the absence of such application, consent or acquiescence, a trustee, receiver, administrator, administrative receiver or other custodian is appointed for Borrower or for a substantial part of the property of Borrower and is not discharged within sixty (60) days.

(f)	Any bankruptcy, reorganization, liquidation, dissolution or other case and proceeding under any bankruptcy or insolvency law is commenced in respect of Borrower, and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower or remains for sixty (60) days un-dismissed.

(g)	Borrower discontinues its business operations or materially changes the nature of its business.

(h)	Borrower shall suffer final judgment(s) for the payment of money aggregating in excess of $50,000 for Borrower collectively and shall not discharge, satisfy or stay the same within thirty (30) business days.

(i)	The occurrence of an Event of Default under any Related Agreement, including without limitation under the Promissory Note.

4

STRICTLY PRIVATE & CONFIDENTIAL

(j)	The occurrence of any event of default under any present or future indebtedness or obligations between Borrower and third parties, which indebtedness or obligations exceed in the aggregate $50,000.

SECTION 5. Remedies. Upon the occurrence of an Event of Default, then in addition to all rights and remedies of Lender set forth in this Agreement, any Related Agreement or pursuant to applicable law, the Lender may (i) immediately suspend or terminate all or any portion of Lender’s obligation to make additional Advances under the Note, (ii) exercise its rights to foreclose on any of the Assets as set forth in the Security Agreement, and/or (iii) declare the entire principal balance of the obligations due hereunder, plus accrued unpaid interest thereon, as well as any and all other charges provided for in this Loan Facility or any other monies due under any other instrument document or agreement between Lender and Borrower, immediately due and payable, without further notice or demand by Lender.

SECTION 6. Miscellaneous.

(a)	Upon repayment in full of all indebtedness of the Borrower to Lender under the Original Shareholder Loans, such Original Shareholder Loans shall immediately terminate and become null and void as if never entered into between the parties.

(b)	Borrower shall upon demand pay to Lender any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Lender may incur in connection with the exercise or enforcement of any of the rights of Lender hereunder and/or under any Related Agreement.

(c)	This Loan Facility shall be governed by and construed in accordance with the substantive laws of the State of Florida. Borrower irrevocably agrees to service of process by certified mail, return receipt requested to the addresses of Borrower as set forth herein.

(d)	Lender shall have the right, through no more than two representatives or agents at any one time and, prior to the declaration of an Event of Default, no more than one time in any three month period (with no limitation, however, after the declaration of an Event of Default), during reasonable business hours, upon thirty (30) business days prior notice, to audit and conduct examinations of Borrower's books and records and accounts receivable, and Borrower shall be liable to pay Lender all reasonable costs and expenses incurred by Lender in connection therewith, but not to exceed $2,500 per audit.

(e)	No amendment or waiver of any provision of this Loan Facility or any Related Agreement or consent to any departure by Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

5

STRICTLY PRIVATE & CONFIDENTIAL

(f)	All notices required or permitted hereby shall be in writing and shall be effective when sent either by telecopy, fax or e-mail, recognized overnight courier, registered return receipt mail or hand delivered, in each case addressed as follows:

If to Lender:

MB Technology Holdings, LLC
240 S. Pineapple Ave.
Suite 701
Sarasota, FL 34236

If to Borrower:

xG Technology, Inc.
7771 W. Oakland Park Boulevard
Suite 231
Sunrise, FL 33351

For purposes of this Agreement and any of the Related Agreements, notices shall be deemed to be given (i) if delivered in person, when delivered, (ii) if delivered by telecopy, fax or e-mail on the date of transmission, (iii) if delivered by overnight courier, one business day after delivery to the courier or (iv) if delivered by U.S. mail, three (3) business days after deposit, with postage prepaid.

(g)	This Agreement shall be binding upon the parties and their respective successors and assigns. Lender may assign the Loan and all of its rights thereunder and under this Agreement and all Related Agreements, provided that no such assignment will, without Borrower's prior written consent, be to a person or entity who Lender has actual knowledge is actively engaged in a business which is in competition with that of the Borrower. Borrower may not assign any of its rights or obligations under this agreement or any Related Agreement without the prior written consent of Lender, which may be withheld in its sole discretion.

(h)	No failure or delay on the part of the Lender to exercise, nor any partial exercise of, any power, right or privilege hereunder or under any Related Agreement shall impair such power, right or privilege or be construed to be a waiver of any Event of Default. All rights and remedies existing hereunder or any other Related Agreement are cumulative to and not exclusive of any rights or remedies otherwise available.

(i)	The invalidity, illegality, or unenforceability in any jurisdiction of any provision under this Agreement or any Related Agreement shall not affect or impair the remaining provisions in this Agreement or any Related Agreement.

6

STRICTLY PRIVATE & CONFIDENTIAL

(j)	This Agreement may be executed via manual telecopy, in multiple counterparts and all such counterparts shall collectively constitute an original agreement. No party hereto will raise the use of a facsimile machine or pdf attachment to e-mail to deliver a signature to this Agreement or the fact that any signature was transmitted or communicated through the use of facsimile machine or pdf attachment to e-mail as a defense to the formation or enforceability of this Agreement and each party forever waives any such defense.

(k)	All references to dollars or “$” in this Agreement or any Related Agreement shall refer to U.S. Dollars.

(l)	From time to time, as and when requested by any party hereto any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further actions as the requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement. Furthermore, Borrower hereby authorizes Lender to take all such actions that may be necessary to perfect Lender’s security interest in the Assets, including, but not limited to, the filing of any UCC financing statements against the Assets.

(m)	Any legal action, suit or proceeding arising out of or relating to this Agreement, any Related Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of Florida, located in Broward County or, provided subject matter jurisdiction exists, in the United States Federal Court for the Southern District of Florida, and each party hereto agrees not to assert as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the exclusive jurisdiction of such courts in any such action, suit or proceeding, and waives a trial by jury.

SECTION 7. Definitions. For purposes hereof, the following terms shall have the following meanings:

(a)	“Advances” shall have the meaning ascribed to such term in the Note.

(b)	“Assets” shall mean any and all of the assets and properties of the Borrower, real or personal, tangible or intangible, and whether now owned or hereafter acquired.

(c)	“Borrowing Limit” shall have the meaning ascribed to such term in the Note.

7

STRICTLY PRIVATE & CONFIDENTIAL

(d)	“Event of Default” shall mean any of the events specified in Section 4 hereof.

(e)	“IFRS” shall mean International Financial Reporting Standards, consistently applied.

(f)	“Indebtedness” shall mean all items of indebtedness, obligations or liabilities, due or to become due, liquidated or unliquidated, direct or contingent, joint or several, of any nature whatsoever and out of whatever transaction arising, including, without limitation:

(i) all indebtedness guaranteed, directly or indirectly, in any manner, or endorsed (other than for collection deposit in the ordinary course of business) or discounted with recourse;

(ii) all indebtedness in effect guaranteed, directly or indirectly, through agreements, contingent or otherwise to (1) purchase such indebtedness, (2) purchase, sell or lease (as lessee or lessor) property, products, materials or supplies, or to purchase or sell services, primarily for the purpose of enabling any debtor to make payment of such indebtedness against loss, or (3) supply funds to or in any manner invest in any debtor;

(iii) all indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon property owned or acquired subject to such mortgage, deed of trust, pledge, lien, security interest, charge or encumbrance, whether or not the liabilities secured thereby have been assumed; and

(iv) all indebtedness incurred as the lessee of goods or services under leases that, in accordance with IFRS, as applicable, should be reflected on the lessee’s balance sheet.

(g)	“Laws” shall mean all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof or any court or similar entity established by any thereof.

(h)	“Maturity Date” shall have the meaning ascribed to such term in the Note.

(i)	“Original Shareholder Loans” shall mean the Loan Agreement dated and effective as of July 6, 2010 (as amended), the Loan Facility dated and effective as of October 8, 2010 (as amended), the Amended and Restated Promissory Note - Line of Credit effective as of July 6, 2010, the Amended and Restated Promissory Note - Line of Credit effective as of October 8, 2010, the Security Agreement dated as of December 22, 2010 and effective as of July 6, 2010 and the Security Agreement dated as of December 22, 2010 and effective as of October 8, 2010, all between the Lender and Borrower.

8

STRICTLY PRIVATE & CONFIDENTIAL

(j)	“Related Agreements” shall mean each of the agreements and documents specified in Exhibit “A” attached hereto, the terms of each of which are incorporated herein by reference.

IN WITNESS WHEREOF, the parties have caused this Loan Facility to be duly executed and delivered by its officers thereunto duly authorized as of the date first written above.

BORROWER		LENDER

By:	/s/ James Woodyatt	By:	/s/ George F. Schmitt
Name:	James Woodyatt	Name:	George F. Schmitt
Title	Director	Title	CEO

Attest:	Roger G. Branton	Attest:	Roger G. Branton

9

STRICTLY PRIVATE & CONFIDENTIAL

EXHIBIT "A"

Related Agreements

Promissory Note – Line of Credit, dated as of February 7, 2011 and effective as of February 7, 2011, between the Borrower and Lender.

Security Agreement, dated as of February 7, 2011 and effective as of February 7, 2011, between the Borrower and Lender.

10

STRICTLY PRIVATE & CONFIDENTIAL

PROMISSORY NOTE - LINE OF CREDIT

$10,000,000 U.S. Dollars	Effective as February 7, 2011

FOR VALUE RECEIVED, intending to be legally bound, xG Technology, Inc., a Delaware corporation (“Borrower”), with offices at 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida, promises to pay to the order of MB Technology Holdings, LLC (the “Lender”) and its successors and assigns, at 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida or such other place or places as the holder of this Note (this “Note”) from time to time may designate in writing, the principal amount of all Advances (as defined below) in the manner set forth in Section 2 below, together with the interest in like lawful money at the interest rate set forth in Section 3 below and any fees due hereunder.

1.          Advances. From time to time, Borrower shall be entitled to borrow (each an “Advance” and collectively the “Advances”) from Lender a principal amount or amounts to the extent that the sum of all principal amounts advanced to Borrower hereunder does not, at any time, exceed Ten Million Dollars ($10,000,000) (subject to increase by prior written agreement of the Lender at its entire discretion) less any amount that Lender is required to pay for shares in the Common Stock of the Borrower (“Shares”) pursuant to any mandatory take-over offer that Lender may be required to make under Borrower’s Amended and Restated Certificate of Incorporation in connection with its Conversion Right set out under Section 4 below to the holders of all of the Shares not held by Lender (the “Borrowing Limit”). Lender shall make such requested Advance, so long as (i) the Borrowing Limit would not be so exceeded and (ii) there has not occurred an Event of Default (as such term is defined in that certain Loan Facility, dated as of February 7, 2011 (the “Loan Agreement”)) or an event which, with notice or lapse of time or both, would constitute an Event of Default; provided further that Lender has no obligation to lend Borrower any amounts hereunder and the decision to lend such money lies in the sole and absolute discretion of Lender. The Advances shall be reflected on the “Schedule of Advances” attached to this Note, as such schedule may be amended from time to time, provided however that in the event that any Advance is not reflected on the “Schedule of Advances” attached hereto, the books and records of the Lender shall constitute evidence of any Advances made hereunder.

2.          Payments. Unless accelerated pursuant to the terms hereof, no payments shall be required under this Note until the earlier of (a) the eighteen (18) month anniversary of the date first set forth on the top of this Note, (b) on demand, two (2) days following Lender’s written notice to Borrower, or (c) the occurrence of an Event of Default (the “Maturity Date”), at which time the entire principal balance of this Note, together with any and all accrued unpaid interest thereon, shall be due and payable in full. Except as otherwise required by law or by other provisions of this Note, payments received by Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued under this Note, and next in reduction of the outstanding principal balance of this Note. Borrower shall pay all amounts owing under this Note in full when due without set-off, counterclaim, deduction or withholding for any reason whatsoever.

11

STRICTLY PRIVATE & CONFIDENTIAL

3.          Interest Rate. The unpaid principal amount for the time being outstanding under this Note shall bear interest at a rate equal to eight percent (8%) per annum compounded monthly (the “Base Rate”). Interest shall be computed on the basis of the actual number of days elapsed and a year of 360 days. The interest shall accrue monthly and shall be added to the principal. Upon the occurrence and during the continuance of an Event of Default the principal amount of this Note shall bear interest at a rate equal to the Base Rate plus two percent (2%).

4.          Conversion Right. This Note shall be convertible, at Lender’s sole option at any time prior to the Maturity Date, into new Shares -

(a)          at $0.25 per new Share, provided that shareholders not affiliated or acting in concert with Lender who together hold Shares carrying the requisite majority of voting rights consent to the waiver of the mandatory take-over provisions in the Company’s Amended and Restated Certificate of Incorporation within the next fifteen working days after the date upon which this Note is effective or, failing which

(b)          at $0.10 per new Share, subject to Lender making a take-over offer at $0.10 per Share to the holders of all of the xG Shares not held by it and to the extent that for the time being pre-emption rights are disapplied in respect of the allotment of such new Shares.

5.           Options. Borrower will grant to Lender options to subscribe for ten million new Shares at an exercise price of $0.50 per Share and an additional ten million new Shares at an exercise price of $1.00 per Share, subject to such grant not triggering the mandatory take-over provisions in the Company’s Amended and Restated Certificate of Incorporation and to the extent that for the time being pre-emption rights are disapplied in respect of such grant. The options shall be exercisable for a five year period following grant.

6.          Acceleration Upon Event of Default. The entire unpaid principal balance of and all interest accrued under this Note shall become due and payable immediately upon the occurrence of any of an Event of Default without notice or demand.

7.          Maximum Interest Rate. Notwithstanding anything in this Note to the contrary, if the interest rate set forth in Section 3 of this Note exceeds the maximum rate of interest permitted by law during any period of this Note, the interest rate shall be an amount equal to the maximum interest rate permitted by law during such period of this Note. For purposes of this Note, the maximum rate permitted by law shall mean the maximum rate of interest that may be contracted for, charged, taken, reserved or received under the laws of the State of Florida or applicable federal law (whichever permits the higher rate) after taking into account, to the extent required by applicable law, any and all relevant payments or charges.

12

STRICTLY PRIVATE & CONFIDENTIAL

8.          Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to its conflict of laws provisions.

9.          Collection Expense. Borrower agrees to pay, in addition to all the sums payable hereunder, the Lender’s reasonable expenses of collection, including without limitation, court fees and reasonable attorneys’ fees and disbursements, whether or not suit is brought and through all appeals.

10.         Prepayment; Facility Fee. Borrower may at any time upon two (2) days' prior written notice to Lender, prepay the entire unpaid principal amount of this Note, or any part thereof, provided that interest accrued on the principal being prepaid shall be payable together with the principal so prepaid. In the event that Borrower prepays this note in full prior to the Maturity Date, Borrower shall be required to pay Lender (a) a minimum of one year’s worth of interest. Furthermore, at the time of repayment, whether or not such repayment occurs prior to the Maturity Date, Borrower is required to pay a facility fee equal to two percent (2%) of the Borrowing Limit.

11.         Security. This Note is executed in conjunction with the Loan Agreement and that certain Security Agreement, dated as of the date hereof by and between the Borrower and the Lender (the “Security Agreement”) and is secured by the liens and security interests created thereunder with respect to the collateral set forth therein.

12.         Waiver of Defenses. The Borrower, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; Borrower is directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

13

STRICTLY PRIVATE & CONFIDENTIAL

13.         Miscellaneous. Time shall be of the essence with respect to the terms of this Note. Any notice required to be given to Borrower shall be delivered to the last address provided to the Lender by the Borrower (or, if none, to Borrower’s address as it appears on the signature page of this Note). Any notice shall be deemed to have been duly given when delivered in accordance with the Loan Agreement. All of the terms of this Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Borrower and its successors and assigns. Lender may assign this Note and any of its rights hereunder, under the Loan Agreement or under the Security Agreement, provided that no such assignment will, without Borrower’s prior written consent, be to a person or entity who Lender has actual knowledge is actively engaged in a business that is in competition with that of Borrower. Borrower may not assign this Note, or any of its rights or obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion. This Note may be executed via manual telecopy, in multiple counterparts and all such counterparts shall collectively constitute an original Note. No party hereto will raise the use of a facsimile machine or pdf attachment to email to deliver a signature to this Note or the fact that any signature was transmitted or communicated through the use of facsimile machine or pdf attachment to email as a defense to the formation or enforceability of this Note and each party forever waives any such defense. The provisions of this Note are severable and the invalidity or unenforceability of any provision hereof shall not alter or impair the remaining provisions of this Note. Any failure of Lender to exercise any right under this Note shall not be construed as a waiver to exercise the same or any other right hereunder. All references to dollar amounts in this Note shall be deemed references to U.S. Dollars. In the event of any conflict between this Note and the Loan Agreement or the Security Agreement, the Loan Agreement shall control.

IN WITNESS WHEREOF, the undersigned hereby executes this Promissory Note - Line of Credit as of the date first above written.

xG Technology, Inc.

By:	/s/ James Woodyatt
Name:	James Woodyatt
Title	Director
Address:	7771 W. Oakland Park Boulevard
Suite 231
Sunrise, FL 33351

Accepted by:

MB Technology Holdings, LLC

By:	/s/ George F. Schmitt
Name:	George F. Schmitt
Title	CEO

14

STRICTLY PRIVATE & CONFIDENTIAL

Schedule of Advances

Date of Advance	Principal Amount of Advance	Unpaid Principal Amount of All Advances

15

STRICTLY PRIVATE & CONFIDENTIAL

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated and effective as of February 7, 2011 by xG Technology, Inc., a Delaware corporation (the “Debtor”), in favor of MB Technology Holdings, LLC, a Delaware limited liability company (the “Secured Party”).

RECITALS:

A.           Pursuant to that certain Loan Facility, dated as of February 7, 2011, between the Debtor and the Secured Party (the “Loan Agreement”) and that Promissory Note - Line of Credit, effective as of February 7, 2011, made by the Debtor in favor of the Secured Party (the “Note”), Debtor has agreed to borrow from the Secured Party the principal amount of up to Ten Million Dollars ($10,000,000) and the Secured Party has agreed to loan to Debtor the principal amount of up to Ten Million Dollars ($10,000,000).

B.           In order to induce the Secured Party to loan funds to the Debtor, and as security for the repayment of the Debtor’s indebtedness, liabilities and obligations from time to time owed under the Note, the Debtor has agreed to hereby grant the Secured Party a continuing security interest in all of the assets of the Debtor, wherever located and now owned or hereafter acquired.

ARTICLE 1
GRANT OF SECURITY INTEREST

1.1           Grant of Security Interest. To secure the payment of (i) the Debtor’s obligations under the terms of the Note and the Loan Agreement, and (ii) all costs and expenses paid or incurred by the Secured Party in the exercise, preservation or enforcement of any of the rights, powers or remedies of the Secured Party, or in the enforcement of the obligations of Debtor, under the terms of this Agreement or the Note or the Loan Agreement (collectively, the “Indebtedness”), the Debtor grants the Secured Party a security interest in the following personal property of the Debtor, wherever located and whether now owned or hereafter acquired (collectively, the “Collateral”):

(a)	accounts, including health care insurance receivables;
(b)	chattel paper;
(c)	inventory;
(d)	equipment;
(e)	instruments, including promissory notes;
(f)	investment property;
(g)	documents;
(h)	deposit accounts;
(i)	letter of credit rights;

16

STRICTLY PRIVATE & CONFIDENTIAL

(j)	general intangibles, including payment intangibles;
(k)	supporting obligations;

(l)	Intellectual Property Collateral; and
(m)	to the extent not listed above as original Collateral, proceeds and products of the foregoing.

For purposes of the foregoing, the term “Intellectual Property Collateral” shall mean all right, title and interest of the Debtor in and to any intellectual property rights and any tangible embodiments thereof, including, without limitation, any of the following anywhere in the world: (i) all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished, whether registered or unregistered, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, (ii) all patents, patent applications, invention rights, industrial design rights and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, (iii) any trademark, service mark, domain name, trade dress, product design, packaging design or configuration or other source indicia rights, whether registered or not, applications to register and registrations of the same and like protections, all common law rights and the entire goodwill of the business of the Debtor connected with and symbolized by such trademarks, (iv) all amendments, renewals and extensions of any of the foregoing property described in clauses (i), (ii) and (iii), (v) any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held, (vi) any and all design rights which may be available to the Debtor now or hereafter existing, created, acquired or held, (vii) any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above, (viii) all license or other rights to use any of the copyright, patents or trademarks or service mark, and all license fees and royalties arising from such use to the extent permitted by such license or rights, (ix) any indemnity or warranty payable in respect of any of the foregoing property or interests, and (x) all agreements, permits, waivers or consents relating to the licensing, development, use or disclosure of any of the foregoing to which the Debtor is now or hereafter a party or beneficiary, including, without limitation, the agreements identified on Exhibit C attached hereto (collectively, the “IP Agreements”).

ARTICLE 2
REPRESENTATIONS AND WARRANTIES

The Debtor represents and warrants to the Secured Party as follows:

2.1           Authority. The Debtor has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform its obligations under this Agreement.

17

STRICTLY PRIVATE & CONFIDENTIAL

2.2           Ownership; No Other Liens. The Debtor’s rights in or the power to transfer the Collateral and its title to the Collateral are free and clear of all liens, security interests or encumbrances other than those disclosed in Exhibit A attached hereto.

2.3           Location of Business; Identification Number. Exhibit B attached hereto sets forth (i) the address of the Debtor’s chief executive office (the “Chief Executive Office State”); (ii) the state of incorporation of the Debtor (the “Incorporation State”); (iii) the Federal Employer Identification Number of the Debtor and (iv) the Organizational ID Number of the Debtor in the Incorporation State (the “Organizational ID”). The exact legal name of the Debtor is as set forth above the signature of its representative at the end of this Agreement.

2.4           Intellectual Property. Exhibit C attached hereto sets forth a list of all Intellectual Property Collateral owned by Debtor as well as the jurisdiction of registration of any such Intellectual Property Collateral. With respect to itself and its Intellectual Property Collateral, the Debtor further represents and warrants that:

(i)          Except as described on Exhibit C, the operation of the Debtor’s business and the Debtor’s use of the Intellectual Property Collateral in connection therewith does not infringe, misappropriate, or dilute the intellectual property rights of any third party.

(ii)         Except as described on Exhibit C, (A) the Debtor is the exclusive owner of all right, title and interest in and to the Intellectual Property Collateral purported to be owned by the Debtor, and (B) the Debtor has the right to use all Intellectual Property Collateral subject only to the terms of the IP Agreements identified on Exhibit C, and applicable law or regulation.

(iii)        The Intellectual Property Collateral set forth on Exhibit C hereto includes all of the patents, patent applications, domain names, trademark registrations and applications, copyright registrations and applications and IP Agreements owned by the Debtor and necessary for the conduct of the Debtor’s business as it is currently conducted and as it is currently contemplated to be conducted in the future.

(iv)        The patents, copyrights registrations and trademark registrations forming part of the Intellectual Property Collateral are subsisting and have not been adjudged invalid or unenforceable in whole or part. The Debtor is not aware of any uses of any item of owned and registered Intellectual Property Collateral that could reasonably be expected to lead to such item becoming invalid or unenforceable.

(v)         The Debtor has made or performed all filings, recordings and other acts and has paid all required fees and taxes necessary to maintain and protect its interest in each registration owned by the Debtor for each item of owned and registered Intellectual Property Collateral in full force and effect and has made all filings necessary to date maintain the pendency of and to diligently prosecute the pending applications for Intellectual Property Collateral. The Debtor has used proper statutory notice in connection with its use of each such patent, registered trademark and copyright forming part of the Intellectual Property Collateral.

18

STRICTLY PRIVATE & CONFIDENTIAL

(vi)        No claim, action, suit, investigation, litigation or proceeding is pending or has been asserted or threatened against the Debtor (A) based upon or challenging or seeking to deny or restrict the Debtor’s rights in or use of any of the Intellectual Property Collateral, (B) alleging that the Debtor’s rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, the Debtor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party, or (C) alleging that the Intellectual Property Collateral is being licensed or sublicensed in material violation or contravention of the terms of any license or other agreement to which the Debtor is a party. No Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property Collateral or the Debtor’s rights in or use thereof. The Debtor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any third party with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Loan Agreement and the Note will not result in the termination or impairment of any of the Intellectual Property Collateral.

(vii)       With respect to each IP Agreement (and assuming the due authorization of and execution by any third parties thereto): (A) such IP Agreement is valid and binding and in full force and effect; (B) such IP Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such IP Agreement or otherwise give any party thereto a right to terminate such IP Agreement; (C) the Debtor has not received any notice of termination or cancellation under such IP Agreement; (D) the Debtor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured and (E) neither the Debtor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default by the Debtor or any other party thereto or permit termination, modification or acceleration under such IP Agreement by any other party thereto or by the Debtor.

(viii)      (A) none of the trade secrets of the Debtor has been used, divulged or disclosed without authorization or legal compulsion or has been misappropriated to the detriment of the Debtor for the benefit of any third party other than the Debtor; (B) no employee, independent contractor or agent of the Debtor has misappropriated any trade secrets of any third party in the course of the performance of his or her duties as an employee, independent contractor or agent of the Debtor; and (C) no employee, independent contractor or agent of the Debtor is in material default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract with the Debtor relating in any way to the protection, ownership, development, use or transfer of the Debtor’s Intellectual Property Collateral.

19

STRICTLY PRIVATE & CONFIDENTIAL

(ix)         No Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any such Intellectual Property Collateral.

2.5           Continuing Security Interest. The Debtor represents that it intends and understands that the security interest in the Collateral granted hereby shall be a continuing security interest to secure payment of all Indebtedness. Notice of the continuing nature of this security interest shall not be required to be stated on the face of any document representing any such Indebtedness, nor need such Indebtedness otherwise be identified as being secured hereby.

ARTICLE 3
COVENANTS, AGREEMENTS, AND RIGHTS OF PARTIES

3.1           Secured Party’s Right to Perform. The Secured Party may, but shall have no obligation to: discharge taxes, liens, security interests or other encumbrances at any time levied or placed upon the Collateral; pay for the maintenance and preservation of the Collateral; obtain and/or pay for insurance on the Collateral; and cause to be performed for and on behalf of the Debtor any obligations of the Debtor hereunder which the Debtor has failed or refused to perform. The Debtor shall reimburse the Secured Party upon demand for all payments made and all expenses incurred by the Secured Party pursuant to this Paragraph 3.1, with interest, from the date paid or incurred by the Secured Party, at the highest rate permitted by law. Any amount realized by the Secured Party with respect to the Collateral shall be applied on a pro rata basis towards the Debtor’s obligations to the Secured Party under the respective Note.

3.2           Possession of Third Party. Where any Collateral is in the possession of a third party, the Debtor will join with the Secured Party in notifying the third party of the Secured Party’s security interest and obtaining an acknowledgment from the third party that is holding such Collateral for the benefit of the Secured Party.

3.3           Control Agreement. At the request of the Secured Party, the Debtor will cooperate with the Secured Party in obtaining a control agreement in form and substance satisfactory to the Secured Party with respect to Collateral consisting of (i) deposit accounts; (ii) investment property; (iii) letter of credit rights; and (iv) electronic chattel paper.

3.4           Chattel Paper. The Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to the Secured Party indicating that the Secured Party has a security interest therein.

3.5           Corporate Changes. Until the Indebtedness is paid in full, the Debtor agrees that it will not change its Incorporation State or corporate name without providing the Secured Party with 30-days’ prior written notice.

20

STRICTLY PRIVATE & CONFIDENTIAL

3.6           Adverse Claims. The Debtor will promptly notify the Secured Party in writing, upon the Debtor’s learning thereof, of the taking of any action by any party to levy upon, repossess or attach any Collateral.

3.7           Disposition; Release. The Debtor may sell or transfer the Collateral to the extent such transfers consist of (a) sales of inventory in the ordinary course of business, or (b) isolated sales or other dispositions of obsolete equipment, to the extent such equipment is replaced by equipment of comparable value (each a “Permitted Disposition”). The Secured Party hereby covenants that, at Debtors’ request, it will release its lien on any and all Collateral that is the subject of a Permitted Disposition.

3.8           Maintenance of Intellectual Property Collateral. (i) With respect to each item of Intellectual Property Collateral, the Debtor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other U.S. or foreign governmental authority, to (A) maintain its registrations for such Intellectual Property Collateral that is or becomes registered in full force and effect, and (B) pursue the prosecution and maintenance of each such material patent, trademark, or copyright registration or application now pending in the United States and in each other appropriate jurisdiction relating to such material Intellectual Property Collateral now or hereafter included in such Intellectual Property Collateral of the Debtor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other applicable U.S. or foreign governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8, 9 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. The Debtor shall not, without the written consent of the Secured Party, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright.

(ii)         The Debtor agrees promptly to notify the Secured Party if the Debtor becomes aware (A) that any item of Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding the Debtor’s ownership of any Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (B) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any other U.S. or foreign office or any court) regarding any item of Intellectual Property Collateral.

(iii)        In the event that the Debtor becomes aware that any item of Intellectual Property Collateral is being infringed or misappropriated by a third party, the Debtor shall promptly notify the Secured Party and shall take such actions, at its expense, as is necessary to protect or enforce such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and seeking an injunction against continued infringement or misappropriation.

21

STRICTLY PRIVATE & CONFIDENTIAL

(iv)        The Debtor shall use proper statutory notice in connection with its use of each item of its registered Intellectual Property Collateral. The Debtor shall not do or permit any act or knowingly omit to do any act whereby any of its owned and registered Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(v)         The Debtor shall take all steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks.

(vi)        The Debtor agrees that this Agreement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities as desired by the Secured Party and/or as necessary to give notice of and/or perfect the security interest hereunder in such Intellectual Property Collateral.

(vii)       The Debtor agrees that should it obtain an ownership interest in any item of the type forming part of the Intellectual Property Collateral that is not on the date hereof a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. At the end of each fiscal quarter of the Debtor, the Debtor shall give prompt written notice to the Secured Party identifying the registered or applied for registration of After-Acquired Intellectual Property, and the Debtor shall execute and deliver to the Secured Party with such written notice, or otherwise authenticate, a supplement to this Agreement covering such registered or applied for After-Acquired Intellectual Property, which supplement the Secured Party may record with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities desired by the Secured Party and/or as necessary to perfect the security interest hereunder in such registered or applied for After-Acquired Intellectual Property.

ARTICLE 4
EVENTS OF DEFAULT; REMEDIES UPON DEFAULT

4.1           Default and Remedies. Upon the occurrence of an “Event of Default” as defined in the Loan Agreement, Secured Party shall have the remedies provided in this Agreement.

22

STRICTLY PRIVATE & CONFIDENTIAL

Remedies Generally. Upon the occurrence of an Event of Default, the Secured Party shall have all the rights and remedies of a secured party under the Florida Uniform Commercial Code (“UCC”) and any other applicable laws, together with all rights and remedies provided for in this Security Agreement. In addition thereto, upon the occurrence of an Event of Default, the Secured Party may require the Debtor to assemble the Collateral and any proceeds thereof and deliver same to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. The Debtor agrees that the Secured Party shall have the right to peacefully retake any of the Collateral without judicial hearing prior to such retaking, including the right to enter upon the Debtor’s premises for such purpose. The Secured Party has no obligation to clean up or otherwise prepare the Collateral for sale. All rights and remedies of the Secured Party shall be cumulative and may be exercised from time to time. The Secured Party shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against the Debtor or any other obligor, guarantor, pledgor or any other person with respect to the payment of the Indebtedness or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. The Secured Party shall not be required to marshal the Collateral or any guarantee of the Indebtedness or to resort to the Collateral or any such guarantee in any particular order, and all of its rights hereunder or under the Loan Agreement or the Note shall be cumulative. To the extent it may lawfully do so, the Debtor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise.

4.2           Disposition of Collateral; Deficiency. The Secured Party may dispose of the Collateral and proceeds in any commercially reasonable manner and the Debtor shall be liable for any deficiency. If the Secured Party sells any of the Collateral upon credit, the Debtor will be credited only with payments actually made by the purchaser, received by the Secured Party and applied to the Indebtedness as provided below. In the event the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral and the Debtor shall be credited with the proceeds of the sale.

4.3           Payment of Expenses. The Debtor shall pay the Secured Party on demand all expenses, including reasonable attorneys’ fees and legal expenses paid or incurred by the Secured Party in protecting and enforcing the rights of and obligations to the Secured Party under any provision of this Agreement, including its right to take possession of the Collateral and proceeds thereof from the custody of the Debtor or any trustee or receiver in bankruptcy or any other person. All such expenses shall become part of the Indebtedness and shall bear interest from the date paid or incurred by the Secured Party at the highest rate permitted by law.

4.4           Notice of Sale. Any notice required to be given by the Secured Party to the Debtor with respect to the sale or other disposition of the Collateral shall be deemed reasonable if mailed, in the manner set forth in the Loan Agreement, at least seven (7) days before the time of such sale or other disposition.

4.5           Additional Undertakings Relating To Disposition of Intellectual Property Collateral. In the event of any sale, use or other disposition of any of the Intellectual Property Collateral of the Debtor, the goodwill symbolized by any trademarks subject to such sale or other disposition shall be included therein, and the Debtor shall supply to the Secured Party or its designee the Debtor’s know-how and expertise relating to such Intellectual Property Collateral, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and the Debtor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of the Debtor that relate to such Intellectual Property Collateral.

23

STRICTLY PRIVATE & CONFIDENTIAL

4.6           Power of Attorney. The Debtor hereby appoints Secured Party, its nominee, or any other person whom the Secured Party may designate the Debtor’s attorney-in-fact, with full power and authority effective upon the occurrence of any Event of Default to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim in respect of the Collateral as fully as the Debtor could itself do, to endorse or sign the Debtor’s name on any assignments, stock powers or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security in respect of the Collateral that may come into the Secured Party’s possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its reasonable discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of the Debtor, or otherwise, which the Secured Party deems necessary to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary to protect and preserve the right, title, and interest of the Secured Party in and to such Collateral and the security intended to be afforded hereby. The Debtor hereby ratifies and approves all acts of any such attorney-in-fact and agrees that neither Secured Party nor any such attorney-in-fact will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. The Secured Party may file one or more financing statements disclosing its security interest in all or any part of the Collateral, and any amendments or supplements thereto, on behalf of the Debtor without notice thereof to the Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Maturity Date (as such term is defined in the Amended and Restated Promissory Note- Line of Credit, dated as of the date hereof).

4.7           Use of Collateral; License to Intellectual Property Collateral. Until the Secured Party is able to effect a sale, lease, or other disposition of the Collateral, and so long as an Event of Default shall have occurred and be continuing, the Secured Party shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Secured Party. The Secured Party shall have no obligation to the Debtor to maintain or preserve the rights of the Debtor as against third parties with respect to the Collateral while the Collateral is in the possession of the Secured Party. So long as an Event of Default shall have occurred and be continuing, the Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Secured Party’s remedies, with respect to such appointment. the Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Indebtedness (i) first, to cover its costs and expenses, (ii) second, to pay any and all interest that is due and owing to the Secured Party under the Loan Agreement and the Note, (iii) third, to pay any and all principal that is due and owing to the Secured Party under the Loan Agreement and the Note, and (iv) finally, the Secured Party shall account for the surplus, if any, to the Debtor. To the maximum extent permitted by applicable law, the Debtor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Secured Party, as finally determined by a court of competent jurisdiction.

24

STRICTLY PRIVATE & CONFIDENTIAL

For the sole purpose of enabling the Secured Party to exercise rights and remedies hereunder (including, without limitation, in order to take possession of, hold, preserve, process, assemble, use, operate, or cause to be used or operated, prepare for sale, market for sale, sell or otherwise dispose of the Collateral) at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and so long as an Event of Default has occurred and is continuing, the Debtor hereby grants to the Secured Party, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sublicense to third parties any and all of the Intellectual Property Collateral now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software used for the compilation or printout thereof.

4.8           Limitation on the Secured Party’s Duty In Respect of the Collateral. The Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. The Secured Party shall not have any other duty as to any of the Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

4.9           Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Debtor for liquidation or reorganization, should the Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Debtor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Indebtedness, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

25

STRICTLY PRIVATE & CONFIDENTIAL

ARTICLE 5
MISCELLANEOUS

5.1           Financing Statements. The Debtor authorizes the Secured Party to file one or more financing statements and continuation statements, in form satisfactory to the Secured Party, in all public offices, wherever filing is deemed by the Secured Party to be necessary or desirable. Such financing statements may describe the Collateral as consisting of all assets of the Debtor. The Debtor shall pay the cost of all such filings.

5.2           Manner of Notice. All notices to the Debtor and the Secured Party shall be deemed to be effectively given when delivered in accordance with the Loan Agreement.

5.3           No Waiver. No delay on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

5.4           Definitions; Applicable Law. All terms used herein, unless otherwise defined or the context otherwise requires, shall have the meanings given to them by the Loan Agreement, or, if not defined in the Loan Agreement, shall have the meanings given to them by the UCC, which, together with other applicable laws of the state of Florida, shall govern this Agreement and the interpretation thereof.

5.5           Captions. The captions to the various Paragraphs hereof have been inserted for convenience only and shall not be deemed a part of this Agreement.

5.6           Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Secured Party and the Debtor and their respective successors and assigns, including all persons who become bound as a Debtor under this Agreement.

5.7           Entire Agreement; Amendment. This Agreement, together with the Loan Agreement and the Note, sets forth the entire agreement of the parties as to the subject matter hereof and may not be amended except in writing and executed by the parties hereto. In the event of any conflict between this Agreement and the Loan Agreement, this Agreement shall prevail.

5.8           Severability. In the event any provision hereof is in conflict with any statute or rule of law in the state of Florida or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed severable from or enforceable to the maximum extent permitted by law, as the case may be, and the same shall not invalidate any other provisions hereof.

5.9           Counterparts. This Agreement may be executed via manual telecopy, in multiple counterparts and all such counterparts shall collectively constitute an original agreement. No party hereto will raise the use of a facsimile machine or pdf attachment to email to deliver a signature to this Agreement or the fact that any signature was transmitted or communicated through the use of facsimile machine or pdf attachment to email as a defense to the formation or enforceability of this Note and each party forever waives any such defense.

* * * * *

26

STRICTLY PRIVATE & CONFIDENTIAL

IN WITNESS WHEREOF, the Debtor has executed this Security Agreement as of the day and year first above written.

xG Technology, Inc.
By:	/s/ James Woodyatt
Name:	James Woodyatt
Title	Director

Agreed and Accepted By:

MB Technology Holdings, LLC

By:	/s/ George F. Schmitt
Name:	George F. Schmitt
Title	CEO

27

STRICTLY PRIVATE & CONVIDENTIAL

EXHIBIT A
Existing Liens and Financing Statements

Security Agreement dated as of December 22, 2010 and effective as of July 6, 2010 between the Debtor and Secured Party

Security Agreement dated as of December 22, 2010 and effective as of October 8, 2010 between the Debtor and Secured Party

UCC Financing Statement filed by the Debtor with the Delaware Secretary of State on December 23, 2010

28

STRICTLY PRIVATE & CONVIDENTIAL

EXHIBIT B

Chief Executive Office, State of Organization, FEIN, Organizational ID

Chief Executive Office:	7771 W. Oakland Park Boulevard, Suite 231, Sunrise, FL 33351

State of Organization:	Delaware

Federal Employer Identification Number:	20-585-6795

Organizational ID:	3562449

29

STRICTLY PRIVATE & CONVIDENTIAL

EXHIBIT C

Intellectual Property Collateral

[To be completed]

EXHIBIT "B"

Security Agreement dated as of December 22, 2010 and effective as of July 6, 2010 between the Borrower and Lender

Security Agreement dated as of December 22, 2010 and effective as of October 8, 2010 between the Borrower and Lender

UCC Financing Statement filed by the Debtor with the Delaware Secretary of State on December 23, 2010

30

STRICTLY PRIVATE & CONVIDENTIAL

EXHIBIT "C"

Schedule of Litigation

1.          xG Technology, Inc. v. Spartan Mullen ET CIE, S.A. et al

31

STRICTLY PRIVATE & CONVIDENTIAL

EXHIBIT "D"

NONE

32

STRICTLY PRIVATE & CONVIDENTIAL

To:

xG Technology, Inc.

240 S. Pineapple Avenue, Suite 701

Sarasota, FL 34236

NOTICE OF CONVERSION

The undersigned hereby elects to convert all of the Advances, amounting in aggregate to $10,000,000 in principal amount, made under the Promissory Note – Line Of Credit issued by xG TECHNOLOGY, INC.          (the “Issuer”) in favor of MB TECHNOLOGY HOLDINGS, LCC and effective as of February 7, 2011 into shares of $0.01 each in the Common Stock of the Issuer (each a “Share”) according to the conditions set forth in such Note, as of the date written below.

Effective Date of Conversion:	June 22, 2011

Conversion Price: $0.25 per Share

Shares To Be Delivered: Forty Million (40,000,000)

Address for Registration Of Shares: 240 S. Pineapple Avenue, Suite 701, Sarasota, FL 34236

Signature:	/s/ Roger G. Branton

Print Name:	Roger G. Branton

For and on behalf of MB TECHNOLOGY HOLDINGS, LLC.

33

STRICTLY PRIVATE & CONVIDENTIAL

LOAN FACILITY

LOAN FACILITY dated and effective as of May 19, 2011, among xG Technology, Inc., a Delaware corporation (the “Borrower”) and MB Technology Holdings, LLC (the “Lender”).

BACKGROUND

Lender has established for Borrower a certain credit facility, in the nature of a fifteen million US dollar ($15,000,000) line of credit (“Loan”), as evidenced by Borrower’s Promissory Note – Line of Credit, dated and effective as of May 19, 2011 in the available principal amount of fifteen million US dollars ($15,000,000) (said Promissory Note – Line of Credit, together with any and all renewals, replacements, amendments or substitutions thereof or therefor, being hereinafter referred to as the “Note”).

NOW, THEREFORE, in consideration of the Loan and for other good and valuable consideration and intending to be legally bound, Borrower hereby agrees with Lender as follows:

SECTION 1. Granting of Loans. Lender hereby agrees to make available on an uncommitted basis at the discretion of Lender from time to time, until the Maturity Date, the Advances requested by the Borrower hereunder, or pursuant to the Note; provided however, that (a) in no event shall the Advances exceed the Borrowing Limit and (b) Lender has no obligation to lend Borrower any amounts hereunder and the decision to lend such money lies in the sole and absolute discretion of Lender. In consideration for the making of such Loan, the Borrower hereby agrees to grant Lender a security interest in the Assets pursuant to the terms and conditions set forth in that certain Security Agreement, dated as of May 19, 2011 and effective as of May 19, 2011 between the Borrower and the Lender. All payments of the Loan and Advances made hereunder shall be made in accordance with the provisions of the Note and shall mature on the Maturity Date.

SECTION 2. Representations and Warranties. Borrower represents and warrants to Lender as follows:

(a)	Power and Authority. Borrower has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform this Loan Facility and each of the Related Agreements to which it is a party. The execution, delivery and performance of this Loan Facility and all Related Agreements has been duly authorized by all necessary corporate action and does not (i) require any consent or approval of the shareholders of Borrower; (ii) contravene the charter, articles of incorporation, memorandum and articles of association, limited liability agreement or by-laws of Borrower; (iii) violate, or cause Borrower to be in default under any provision of any Law, rule, regulations, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower; or (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

34

STRICTLY PRIVATE & CONVIDENTIAL

(b)	Legally Enforceable Agreements. This Loan Facility and each Related Agreement is a legal, valid and binding obligation of Borrower, as applicable, and is enforceable against Borrower, as applicable, in accordance with its terms, except as may be affected by (i) the effect of bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, receivership and other laws now or hereafter in effect affecting the enforcement of creditors’ rights or (ii) the enforceability of equitable remedies or the application of equitable principles (whether considered in an action at law or equity).

(c)	Assets. All of Borrower’s Assets are free and clear of any and all liens, security interest, mortgages and other encumbrances, restrictions and charges, except as listed on Exhibit “B” attached hereto.

(d)	Consents. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the execution, delivery or performance by Borrower of this Loan Facility or any Related Agreement.

(e)	Outstanding Litigation. Except as set forth in Exhibit "C" attached hereto, there are no suits in law or equity or proceedings before any governmental instrumentality or agency against Borrower now pending, nor is there to the knowledge of Borrower threatened or likely any litigation nor any proceedings against or affecting Borrower, the outcome of which might materially and adversely affect the Assets or operations of Borrower, or its financial condition or business.

(f)	Adverse Change. Except as set forth in Exhibit "D" attached hereto, there has been no material adverse change in the financial condition, business, operation or Assets of the Borrower from the date hereof.

(g)	Compliance With Applicable Laws. Borrower and its respective business and operations are in compliance with all applicable Laws.

35

STRICTLY PRIVATE & CONVIDENTIAL

SECTION 3. Covenants. Borrower agrees with and covenants to Lender as follows:

(a)	From and after the date of this Agreement, Borrower will not incur any Indebtedness of any nature whatsoever, other than (i) the indebtedness to Lender as evidenced by this Loan Facility in favor of Lender, (ii) current trade indebtedness incurred in the ordinary course of business and (iii) purchase money indebtedness for equipment in favor of the vendor or financier thereof limited to the cost of such equipment.

(b)	Within ninety (90) days after the close of each fiscal year and each fiscal quarter, Borrower shall provide Lender with Borrower's financial statements prepared in accordance with IFRS, said annual financial statements to be audited without a disclaimer of an, or an adverse or qualified, opinion, by the independent certified public accounting firm regularly retained by Borrower, and said quarterly financial statements to be certified by Borrower’s chief financial officer.

(c)	Borrower, at its own expense, shall maintain adequate property, liability and other insurance during the term of the Loan in such amounts against such risks as shall be adequate for the nature of Borrower's business as now or hereafter conducted.

(d)	Borrower shall operate its businesses in accordance with current practices and shall not sell, assign or otherwise dispose of or transfer any of its Assets, other than sales of inventory in the ordinary course of business and other than as set forth in Exhibit "D" hereto.

(e)	Borrower will not permit, create or suffer to exist any lien, security interest or other encumbrance on any of its Assets, other than (i) existing liens as set forth on Exhibit "B" hereto; (ii) purchase money lines on equipment securing purchase money indebtedness permitted by Section 3(a) hereof; (iii) liens relating to judgments to the extent permitted by Section 4(h) hereof; (iv) liens for taxes or assessments either (x) not delinquent or (y) contested in good faith by appropriate proceedings for which an adequate reserve has been made in accordance with IFRS; (v) liens incurred or pledges and deposits in connection with workmen's compensation, unemployment compensation and other social security benefits, or securing the performance bids, tenders, leases, contracts, progress payments, surety, appeal and performance bonds and other obligations of like nature, incurred in the ordinary course of business; (vi) liens imposed by law incurred in good faith in the ordinary course of business; (vii) pledges of or liens on raw materials or on manufactured products as security for drafts or bills of exchange in connection with the importation of such raw materials or manufactured products in the ordinary course of business; (viii) liens encumbering property under construction arising from progress or partial payments by a customer of Borrower relating to such property or assets; (x) liens incurred by Borrower in the ordinary course of business in favor of suppliers who retain title to goods supplied by them until such goods are paid for; and (xi) liens of leases existing on the date of this Agreement.

36

STRICTLY PRIVATE & CONVIDENTIAL

SECTION 4. Events of Default. The occurrence of each of the following events shall constitute an “Event of Default”:

(a)	Borrower fails to pay to Lender within thirty (30) business days when due any payment payable hereunder or under any Related Agreement. However, Lender may extend, at its sole discretion, Borrower’s due date so long as interest continues to accrue and such event will not be considered an Event of Default.

(b)	Borrower fails to observe or perform any other obligation, agreement or covenant to be observed or performed by them hereunder or under any Related Agreement, and such failure is not cured within thirty (30) business days after written notice given by Lender to Borrower specifying such failure.

(c)	Any financial statement, representation, warranty, statement or certificate made or furnished by Borrower to Lender in connection with this Loan Agreement, or an inducement to Lender to enter into this Loan Agreement, or in any other instrument or document to be delivered hereunder to Lender, is materially false, incorrect, or incomplete when made.

(d)	Borrower becomes insolvent or generally fails to pay, or admits its inability to pay, debts as they become due or makes a general assignment for the benefit of any of its creditors.

(e)	Borrower applies for, consents to, or acquiesces in the appointment of, a trustee, receiver, administrator, administrative receiver or other custodian for Borrower or any of the property of Borrower, or, in the absence of such application, consent or acquiescence, a trustee, receiver, administrator, administrative receiver or other custodian is appointed for Borrower or for a substantial part of the property of Borrower and is not discharged within sixty (60) days.

(f)	Any bankruptcy, reorganization, liquidation, dissolution or other case and proceeding under any bankruptcy or insolvency law is commenced in respect of Borrower, and if such case or proceeding is not commenced by Borrower, it is consented to or acquiesced in by Borrower or remains for sixty (60) days un-dismissed.

(g)	Borrower discontinues its business operations or materially changes the nature of its business.

(h)	Borrower shall suffer final judgment(s) for the payment of money aggregating in excess of $50,000 for Borrower collectively and shall not discharge, satisfy or stay the same within thirty (30) business days.

37

STRICTLY PRIVATE & CONVIDENTIAL

(i)	The occurrence of an Event of Default under any Related Agreement, including without limitation under the Promissory Note.

(j)	The occurrence of any event of default under any present or future indebtedness or obligations between Borrower and third parties, which indebtedness or obligations exceed in the aggregate $50,000.

SECTION 5. Remedies. Upon the occurrence of an Event of Default, then in addition to all rights and remedies of Lender set forth in this Agreement, any Related Agreement or pursuant to applicable law, the Lender may (i) immediately suspend or terminate all or any portion of Lender’s obligation to make additional Advances under the Note, (ii) exercise its rights to foreclose on any of the Assets as set forth in the Security Agreement, and/or (iii) declare the entire principal balance of the obligations due hereunder, plus accrued unpaid interest thereon, as well as any and all other charges provided for in this Loan Facility or any other monies due under any other instrument document or agreement between Lender and Borrower, immediately due and payable, without further notice or demand by Lender.

SECTION 6. Miscellaneous.

(c)	Borrower shall upon demand pay to Lender any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which Lender may incur in connection with the exercise or enforcement of any of the rights of Lender hereunder and/or under any Related Agreement.

(b)	This Loan Facility shall be governed by and construed in accordance with the substantive laws of the State of Florida. Borrower irrevocably agrees to service of process by certified mail, return receipt requested to the address of Borrower as set forth herein.

(c)	Lender shall have the right, through no more than two representatives or agents at any one time and, prior to the declaration of an Event of Default, no more than one time in any three month period (with no limitation, however, after the declaration of an Event of Default), during reasonable business hours, upon thirty (30) business days prior notice, to audit and conduct examinations of Borrower's books and records and accounts receivable, and Borrower shall be liable to pay Lender all reasonable costs and expenses incurred by Lender in connection therewith, but not to exceed $2,500 per audit.

(d)	No amendment or waiver of any provision of this Loan Facility or any Related Agreement or consent to any departure by Borrower herefrom shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

38

STRICTLY PRIVATE & CONVIDENTIAL

(e)	All notices required or permitted hereby shall be in writing and shall be effective when sent either by telecopy, fax or e-mail, recognized overnight courier, registered return receipt mail or hand delivered, in each case addressed as follows:

If to Lender:

MB Technology Holdings, LLC
240 S. Pineapple Ave.
Suite 701
Sarasota, FL 34236

If to Borrower:

xG Technology, Inc.
7771 W. Oakland Park Boulevard
Suite 231
Sunrise, FL 33351

For purposes of this Agreement and any of the Related Agreements, notices shall be deemed to be given (i) if delivered in person, when delivered, (ii) if delivered by telecopy, fax or e-mail on the date of transmission, (iii) if delivered by overnight courier, one business day after delivery to the courier or (iv) if delivered by U.S. mail, three (3) business days after deposit, with postage prepaid.

(f)	This Agreement shall be binding upon the parties and their respective successors and assigns. Lender may assign the Loan and all of its rights thereunder and under this Agreement and all Related Agreements, provided that no such assignment will, without Borrower's prior written consent, be to a person or entity who Lender has actual knowledge is actively engaged in a business which is in competition with that of the Borrower. Borrower may not assign any of its rights or obligations under this agreement or any Related Agreement without the prior written consent of Lender, which may be withheld in its sole discretion.

(g)	No failure or delay on the part of the Lender to exercise, nor any partial exercise of, any power, right or privilege hereunder or under any Related Agreement shall impair such power, right or privilege or be construed to be a waiver of any Event of Default. All rights and remedies existing hereunder or any other Related Agreement are cumulative to and not exclusive of any rights or remedies otherwise available.

39

STRICTLY PRIVATE & CONVIDENTIAL

(h)	The invalidity, illegality, or unenforceability in any jurisdiction of any provision under this Agreement or any Related Agreement shall not affect or impair the remaining provisions in this Agreement or any Related Agreement.

(i)	This Agreement may be executed via manual telecopy, in multiple counterparts and all such counterparts shall collectively constitute an original agreement. No party hereto will raise the use of a facsimile machine or pdf attachment to e-mail to deliver a signature to this Agreement or the fact that any signature was transmitted or communicated through the use of facsimile machine or pdf attachment to e-mail as a defense to the formation or enforceability of this Agreement and each party forever waives any such defense.

(j)	All references to dollars or “$” in this Agreement or any Related Agreement shall refer to U.S. Dollars.

(k)	From time to time, as and when requested by any party hereto any other party shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further actions as the requesting party may reasonably deem necessary or desirable to evidence and effectuate the transactions contemplated by this Agreement. Furthermore, Borrower hereby authorizes Lender to take all such actions that may be necessary to perfect Lender’s security interest in the Assets, including, but not limited to, the filing of any UCC financing statements against the Assets.

(l)	Any legal action, suit or proceeding arising out of or relating to this Agreement, any Related Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of Florida, located in Broward County or, provided subject matter jurisdiction exists, in the United States Federal Court for the Southern District of Florida, and each party hereto agrees not to assert as a defense in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that its property is exempt or immune from attachment or execution, that the action, suit or proceeding is brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. Each party further irrevocably submits to the exclusive jurisdiction of such courts in any such action, suit or proceeding, and waives a trial by jury.

SECTION 7. Definitions. For purposes hereof, the following terms shall have the following meanings:

(e)	“Advances” shall have the meaning ascribed to such term in the Note.

40

STRICTLY PRIVATE & CONVIDENTIAL

(f)	“Assets” shall mean any and all of the assets and properties of the Borrower, real or personal, tangible or intangible, and whether now owned or hereafter acquired.

(g)	“Borrowing Limit” shall have the meaning ascribed to such term in the Note.

(h)	“Event of Default” shall mean any of the events specified in Section 4 hereof.

(e)	“IFRS” shall mean International Financial Reporting Standards, consistently applied.

(f)	“Indebtedness” shall mean all items of indebtedness, obligations or liabilities, due or to become due, liquidated or unliquidated, direct or contingent, joint or several, of any nature whatsoever and out of whatever transaction arising, including, without limitation:

(i) all indebtedness guaranteed, directly or indirectly, in any manner, or endorsed (other than for collection deposit in the ordinary course of business) or discounted with recourse;

(ii) all indebtedness in effect guaranteed, directly or indirectly, through agreements, contingent or otherwise to (1) purchase such indebtedness, (2) purchase, sell or lease (as lessee or lessor) property, products, materials or supplies, or to purchase or sell services, primarily for the purpose of enabling any debtor to make payment of such indebtedness against loss, or (3) supply funds to or in any manner invest in any debtor;

(iii) all indebtedness secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance upon property owned or acquired subject to such mortgage, deed of trust, pledge, lien, security interest, charge or encumbrance, whether or not the liabilities secured thereby have been assumed; and

(iv) all indebtedness incurred as the lessee of goods or services under leases that, in accordance with IFRS, as applicable, should be reflected on the lessee’s balance sheet.

(g)	“Laws” shall mean all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof or any court or similar entity established by any thereof.

(h)	“Maturity Date” shall have the meaning ascribed to such term in the Note.

41

STRICTLY PRIVATE & CONVIDENTIAL

(i)	“Related Agreements” shall mean each of the agreements and documents specified in Exhibit “A” attached hereto, the terms of each of which are incorporated herein by reference.

IN WITNESS WHEREOF, the parties have caused this Loan Facility to be duly executed and delivered by its officers thereunto duly authorized as of the date first written above.

BORROWER		LENDER

By:	/s/: John C. Coleman	By:	/s/: George F. Schmitt

Name:	John C. Coleman	Name:	George F. Schmitt

Title:	CEO	Title:	CEO

Attest:	/s/: Roger G. Branton	Attest:	/s/: Roger G. Branton

42

STRICTLY PRIVATE & CONVIDENTIAL

EXHIBIT "A"

Related Agreements

Promissory Note – Line of Credit, dated as of May 19, 2011 and effective as of May 19, 2011, between the Borrower and Lender.

Security Agreement, dated as of May 19, 2011 and effective as of May 19, 2011, between the Borrower and Lender.

43

STRICTLY PRIVATE & CONVIDENTIAL

PROMISSORY NOTE - LINE OF CREDIT

$15,000,000 U.S. Dollars	Effective as of May 19, 2011

FOR VALUE RECEIVED, intending to be legally bound, xG Technology, Inc., a Delaware corporation (“Borrower”), with offices at 7771 W. Oakland Park Boulevard, Suite 231, Sunrise, FL  33351, promises to pay to the order of MB Technology Holdings, LLC (the “Lender”) and its successors and assigns, at 240 S. Pineapple Avenue, Suite 701, Sarasota, Florida or such other place or places as the holder of this Note (this “Note”) from time to time may designate in writing, the principal amount of all Advances (as defined below) in the manner set forth in Section 2 below, together with the interest in like lawful money at the interest rate set forth in Section 3 below and any fees due hereunder.

14.         Advances. From time to time, Borrower shall be entitled to borrow (each an “Advance” and collectively the “Advances”) from Lender a principal amount or amounts to the extent that the sum of all principal amounts advanced to Borrower hereunder does not, at any time, exceed Fifteen Million Dollars ($15,000,000) (subject to increase by prior written agreement of the Lender at its entire discretion) (the “Borrowing Limit”). Lender shall make such requested Advance, so long as (i) the Borrowing Limit would not be so exceeded and (ii) there has not occurred an Event of Default (as such term is defined in that certain Loan Facility, dated as of May 19, 2011 (the “Loan Agreement”)) or an event which, with notice or lapse of time or both, would constitute an Event of Default; provided further that Lender has no obligation to lend Borrower any amounts hereunder and the decision to lend such money lies in the sole and absolute discretion of Lender. The Advances shall be reflected on the “Schedule of Advances” attached to this Note, as such schedule may be amended from time to time, provided however that in the event that any Advance is not reflected on the “Schedule of Advances” attached hereto, the books and records of the Lender shall constitute evidence of any Advances made hereunder.

15.         Payments. Unless accelerated pursuant to the terms hereof, no payments of any principal amount shall be required under this Note until the earlier of (a) the fifth (5th) year anniversary of the date first set forth on the top of this Note (subject to extension by agreement in writing between the Borrower and Lender), (b) on demand, two (2) days following Lender’s written notice to Borrower, or (c) the occurrence of an Event of Default (the “Maturity Date”), at which time the entire principal balance of this Note, together with any and all accrued unpaid interest thereon, shall be due and payable in full. Except as otherwise required by law or by other provisions of this Note, payments received by Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued under this Note, and next in reduction of the outstanding principal balance of this Note. Borrower shall pay all amounts owing under this Note in full when due without set-off, counterclaim, deduction or withholding for any reason whatsoever.

44

STRICTLY PRIVATE & CONVIDENTIAL

16.         Interest Rate. The unpaid principal amount for the time being outstanding under this Note shall bear interest at a rate equal to eight percent (8%) per annum (the “Base Rate”). Interest on the unpaid principal balance of this Note shall be due and payable commencing on the six month anniversary of the issue date of this Note and shall be payable each six month anniversary thereafter until the Maturity Date. Interest shall be computed on the basis of the actual number of days elapsed and a year of 365 days. The interest charged shall be non-compounding interest, and accrued interest shall not be added to principal. Upon the occurrence and during the continuance of an Event of Default the principal amount of this Note shall bear interest at a rate equal to the Base Rate plus two percent (2%). Interest may be payable by the Borrower at its option either in cash or in shares of $0.01 each in the Common Stock of the Borrower (“Shares”). In the event that the interest is paid in Shares, the price per Share for purposes of such payment shall be equal to the average of the closing price per Share for the five trading days prior to the date on which such interest is payable.

17.         Conversion Right. This Note shall be convertible (in whole or in part), at Lender’s sole option, at any time prior to the Maturity Date, into new Shares at $0.75 per new Share, subject to, conditional upon and only with effect from, the publication of the Company’s 2010 annual results and the Company otherwise not being in a close period for the purposes of the AIM Rules for Companies and subject further to such grant and exercise of such conversion right not triggering the mandatory take-over provisions in the Company’s Amended and Restated Certificate of Incorporation.

18.         Acceleration Upon Event of Default. The entire unpaid principal balance of and all interest accrued under this Note shall become due and payable immediately upon the occurrence of any Event of Default, without notice or demand.

19.         Maximum Interest Rate. Notwithstanding anything in this Note to the contrary, if the interest rate set forth in Section 3 of this Note exceeds the maximum rate of interest permitted by law during any period of this Note, the interest rate shall be an amount equal to the maximum interest rate permitted by law during such period of this Note. For purposes of this Note, the maximum rate permitted by law shall mean the maximum rate of interest that may be contracted for, charged, taken, reserved or received under the laws of the State of Florida or applicable federal law (whichever permits the higher rate) after taking into account, to the extent required by applicable law, any and all relevant payments or charges.

20.         Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida without regard to its conflict of laws provisions.

21.         Collection Expense. Borrower agrees to pay, in addition to all the sums payable hereunder, the Lender’s reasonable expenses of collection, including without limitation, court fees and reasonable attorneys’ fees and disbursements, whether or not suit is brought and through all appeals.

22.         Prepayment; Facility Fee. Borrower may at any time upon two (2) days' prior written notice to Lender, prepay the entire unpaid principal amount of this Note, or any part thereof, provided that interest accrued on the principal being prepaid shall be payable together with the principal so prepaid. Furthermore, at the time of repayment, whether or not such repayment occurs prior to the Maturity Date, Borrower is required to pay a facility fee equal to two percent (2%) of the Borrowing Limit.

45

STRICTLY PRIVATE & CONVIDENTIAL

23.         Security. This Note is executed in conjunction with the Loan Agreement and that certain Security Agreement, dated as of the date hereof by and between the Borrower and the Lender (the “Security Agreement”) and is secured by the liens and security interests created thereunder with respect to the collateral set forth therein.

24.         Waiver of Defenses. The Borrower, expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate the maturity hereof, notice of the acceleration of the maturity hereof, bringing of suit and diligence in taking any action to collect amounts called for hereunder and in the handling of securities at any time existing in connection herewith; Borrower is directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any right, lien, interest or property at any and all times had or existing as security for any amount called for hereunder.

25.         Miscellaneous. Time shall be of the essence with respect to the terms of this Note. Any notice required to be given to Borrower shall be delivered to the last address provided to the Lender by the Borrower (or, if none, to Borrower’s address as it appears on the signature page of this Note). Any notice shall be deemed to have been duly given when delivered in accordance with the Loan Agreement. All of the terms of this Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Borrower and its successors and assigns. Lender may assign this Note and any of its rights hereunder, under the Loan Agreement or under the Security Agreement, provided that no such assignment will, without Borrower’s prior written consent, be to a person or entity who Lender has actual knowledge is actively engaged in a business that is in competition with that of Borrower. Borrower may not assign this Note, or any of its rights or obligations hereunder without the prior written consent of Lender, which may be withheld in its sole discretion. This Note may be executed via manual telecopy, in multiple counterparts and all such counterparts shall collectively constitute an original Note. No party hereto will raise the use of a facsimile machine or pdf attachment to email to deliver a signature to this Note or the fact that any signature was transmitted or communicated through the use of facsimile machine or pdf attachment to email as a defense to the formation or enforceability of this Note and each party forever waives any such defense. The provisions of this Note are severable and the invalidity or unenforceability of any provision hereof shall not alter or impair the remaining provisions of this Note. Any failure of Lender to exercise any right under this Note shall not be construed as a waiver to exercise the same or any other right hereunder. All references to dollar amounts in this Note shall be deemed references to U.S. Dollars. In the event of any conflict between this Note and the Loan Agreement or the Security Agreement, the Loan Agreement shall control.

IN WITNESS WHEREOF, the undersigned hereby executes this Promissory Note - Line of Credit as of the date first above written.

46

STRICTLY PRIVATE & CONVIDENTIAL

xG Technology, Inc.

By:	/s/ John C. Coleman
Name:	John C. Coleman
Title	CEO
Address:	7771 W. Oakland Park Boulevard Suite 231 Sunrise, FL 33351

Accepted by:

MB Technology Holdings, LLC

By:	/s/ George F. Schmitt
Name:	George F. Schmitt
Title	CEO

47

 STRICTLY PRIVATE & CONVIDENTIAL

Schedule of Advances

Date of Advance	Principal Amount of Advance	Unpaid Principal Amount of All Advances

48

STRICTLY PRIVATE & CONVIDENTIAL

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated and effective as of May 19, 2011 by xG Technology, Inc., a Delaware corporation (the “Debtor”), in favor of MB Technology Holdings, LLC, a Delaware limited liability company (the “Secured Party”).

RECITALS:

A.           Pursuant to that certain Loan Facility, dated as of May 19, 2011, between the Debtor and the Secured Party (the “Loan Agreement”) and that Promissory Note - Line of Credit, effective as of May 19, 2011, made by the Debtor in favor of the Secured Party (the “Note”), Debtor has agreed to borrow from the Secured Party the principal amount of up to Fifteen Million Dollars ($15,000,000) and the Secured Party has agreed to loan to Debtor the principal amount of up to Fifteen Million Dollars ($15,000,000).

B.           In order to induce the Secured Party to loan funds to the Debtor, and as security for the repayment of the Debtor’s indebtedness, liabilities and obligations from time to time owed under the Note, the Debtor has agreed to hereby grant the Secured Party a continuing security interest in all of the assets of the Debtor, wherever located and now owned or hereafter acquired.

ARTICLE 6
GRANT OF SECURITY INTEREST

6.1           Grant of Security Interest. To secure the payment of (i) the Debtor’s obligations under the terms of the Note and the Loan Agreement, and (ii) all costs and expenses paid or incurred by the Secured Party in the exercise, preservation or enforcement of any of the rights, powers or remedies of the Secured Party, or in the enforcement of the obligations of Debtor, under the terms of this Agreement or the Note or the Loan Agreement (collectively, the “Indebtedness”), the Debtor grants the Secured Party a security interest in the following personal property of the Debtor, wherever located and whether now owned or hereafter acquired (collectively, the “Collateral”):

(n)	accounts, including health care insurance receivables;
(o)	chattel paper;
(p)	inventory;
(q)	equipment;
(r)	instruments, including promissory notes;
(s)	investment property;
(t)	documents;
(u)	deposit accounts;
(v)	letter of credit rights;
(w)	general intangibles, including payment intangibles;

49

STRICTLY PRIVATE & CONVIDENTIAL

(x)	supporting obligations;
(y)	Intellectual Property Collateral; and
(z)	to the extent not listed above as original Collateral, proceeds and products of the foregoing.

For purposes of the foregoing, the term “Intellectual Property Collateral” shall mean all right, title and interest of the Debtor in and to any intellectual property rights and any tangible embodiments thereof, including, without limitation, any of the following anywhere in the world: (i) all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished, whether registered or unregistered, and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, (ii) all patents, patent applications, invention rights, industrial design rights and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, (iii) any trademark, service mark, domain name, trade dress, product design, packaging design or configuration or other source indicia rights, whether registered or not, applications to register and registrations of the same and like protections, all common law rights and the entire goodwill of the business of the Debtor connected with and symbolized by such trademarks, (iv) all amendments, renewals and extensions of any of the foregoing property described in clauses (i), (ii) and (iii), (v) any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held, (vi) any and all design rights which may be available to the Debtor now or hereafter existing, created, acquired or held, (vii) any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above, (viii) all license or other rights to use any of the copyright, patents or trademarks or service marks, and all license fees and royalties arising from such use to the extent permitted by such license or rights, (ix) any indemnity or warranty payable in respect of any of the foregoing property or interests, and (x) all agreements, permits, waivers or consents relating to the licensing, development, use or disclosure of any of the foregoing to which the Debtor is now or hereafter a party or beneficiary, including, without limitation, the agreements identified on Exhibit C attached hereto (collectively, the “IP Agreements”).

ARTICLE 7
REPRESENTATIONS AND WARRANTIES

The Debtor represents and warrants to the Secured Party as follows:

7.1           Authority. The Debtor has the right and power and is duly authorized and empowered to enter into, execute, deliver and perform its obligations under this Agreement.

7.2           Ownership; No Other Liens. The Debtor’s rights in or the power to transfer the Collateral and its title to the Collateral are free and clear of all liens, security interests or encumbrances other than those disclosed in Exhibit A attached hereto.

50

STRICTLY PRIVATE & CONVIDENTIAL

7.3           Location of Business; Identification Number. Exhibit B attached hereto sets forth (i) the address of the Debtor’s chief executive office (the “Chief Executive Office State”); (ii) the state of incorporation of the Debtor (the “Incorporation State”); (iii) the Federal Employer Identification Number of the Debtor and (iv) the Organizational ID Number of the Debtor in the Incorporation State (the “Organizational ID”). The exact legal name of the Debtor is as set forth above the signature of its representative at the end of this Agreement.

7.4           Intellectual Property. Exhibit C attached hereto sets forth a list of all Intellectual Property Collateral owned by Debtor as well as the jurisdiction of registration of any such Intellectual Property Collateral. With respect to itself and its Intellectual Property Collateral, the Debtor further represents and warrants that:

(i)          Except as described on Exhibit C, the operation of the Debtor’s business and the Debtor’s use of the Intellectual Property Collateral in connection therewith does not infringe, misappropriate, or dilute the intellectual property rights of any third party.

(ii)         Except as described on Exhibit C, (A) the Debtor is the exclusive owner of all right, title and interest in and to the Intellectual Property Collateral purported to be owned by the Debtor, and (B) the Debtor has the right to use all Intellectual Property Collateral subject only to the terms of the IP Agreements identified on Exhibit C, and applicable law or regulation.

(iii)        The Intellectual Property Collateral set forth on Exhibit C hereto includes all of the patents, patent applications, domain names, trademark registrations and applications, copyright registrations and applications and IP Agreements owned by the Debtor and necessary for the conduct of the Debtor’s business as it is currently conducted and as it is currently contemplated to be conducted in the future.

(iv)        The patents, copyrights registrations and trademark registrations forming part of the Intellectual Property Collateral are subsisting and have not been adjudged invalid or unenforceable in whole or part. The Debtor is not aware of any uses of any item of owned and registered Intellectual Property Collateral that could reasonably be expected to lead to such item becoming invalid or unenforceable.

(v)         The Debtor has made or performed all filings, recordings and other acts and has paid all required fees and taxes necessary to maintain and protect its interest in each registration owned by the Debtor for each item of owned and registered Intellectual Property Collateral in full force and effect and has made all filings necessary to date maintain the pendency of and to diligently prosecute the pending applications for Intellectual Property Collateral. The Debtor has used proper statutory notice in connection with its use of each such patent, registered trademark and copyright forming part of the Intellectual Property Collateral.

51

STRICTLY PRIVATE & CONVIDENTIAL

(vi)        No claim, action, suit, investigation, litigation or proceeding is pending or has been asserted or threatened against the Debtor (A) based upon or challenging or seeking to deny or restrict the Debtor’s rights in or use of any of the Intellectual Property Collateral, (B) alleging that the Debtor’s rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, the Debtor infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party, or (C) alleging that the Intellectual Property Collateral is being licensed or sublicensed in material violation or contravention of the terms of any license or other agreement to which the Debtor is a party. No Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property Collateral or the Debtor’s rights in or use thereof. The Debtor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any third party with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Loan Agreement and the Note will not result in the termination or impairment of any of the Intellectual Property Collateral.

(vii)       With respect to each IP Agreement (and assuming the due authorization of and execution by any third parties thereto): (A) such IP Agreement is valid and binding and in full force and effect; (B) such IP Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such IP Agreement or otherwise give any party thereto a right to terminate such IP Agreement; (C) the Debtor has not received any notice of termination or cancellation under such IP Agreement; (D) the Debtor has not received any notice of a breach or default under such IP Agreement, which breach or default has not been cured and (E) neither the Debtor nor any other party to such IP Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default by the Debtor or any other party thereto or permit termination, modification or acceleration under such IP Agreement by any other party thereto or by the Debtor.

(viii)      (A) none of the trade secrets of the Debtor has been used, divulged or disclosed without authorization or legal compulsion or has been misappropriated to the detriment of the Debtor for the benefit of any third party other than the Debtor; (B) no employee, independent contractor or agent of the Debtor has misappropriated any trade secrets of any third party in the course of the performance of his or her duties as an employee, independent contractor or agent of the Debtor; and (C) no employee, independent contractor or agent of the Debtor is in material default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract with the Debtor relating in any way to the protection, ownership, development, use or transfer of the Debtor’s Intellectual Property Collateral.

(ix)         No Intellectual Property Collateral is subject to any outstanding consent, settlement, decree, order, injunction, judgment or ruling restricting the use of any such Intellectual Property Collateral.

7.5           Continuing Security Interest. The Debtor represents that it intends and understands that the security interest in the Collateral granted hereby shall be a continuing security interest to secure payment of all Indebtedness. Notice of the continuing nature of this security interest shall not be required to be stated on the face of any document representing any such Indebtedness, nor need such Indebtedness otherwise be identified as being secured hereby.

52

STRICTLY PRIVATE & CONVIDENTIAL

ARTICLE 8
COVENANTS, AGREEMENTS, AND RIGHTS OF PARTIES

8.1           Secured Party’s Right to Perform. The Secured Party may, but shall have no obligation to: discharge taxes, liens, security interests or other encumbrances at any time levied or placed upon the Collateral; pay for the maintenance and preservation of the Collateral; obtain and/or pay for insurance on the Collateral; and cause to be performed for and on behalf of the Debtor any obligations of the Debtor hereunder which the Debtor has failed or refused to perform. The Debtor shall reimburse the Secured Party upon demand for all payments made and all expenses incurred by the Secured Party pursuant to this Paragraph 3.1, with interest, from the date paid or incurred by the Secured Party, at the highest rate permitted by law. Any amount realized by the Secured Party with respect to the Collateral shall be applied on a pro rata basis towards the Debtor’s obligations to the Secured Party under the Note.

8.2           Possession of Third Party. Where any Collateral is in the possession of a third party, the Debtor will join with the Secured Party in notifying the third party of the Secured Party’s security interest and obtaining an acknowledgment from the third party that is holding such Collateral for the benefit of the Secured Party.

8.3           Control Agreement. At the request of the Secured Party, the Debtor will cooperate with the Secured Party in obtaining a control agreement in form and substance satisfactory to the Secured Party with respect to Collateral consisting of (i) deposit accounts; (ii) investment property; (iii) letter of credit rights; and (iv) electronic chattel paper.

8.4           Chattel Paper. The Debtor will not create any chattel paper without placing a legend on the chattel paper acceptable to the Secured Party indicating that the Secured Party has a security interest therein.

8.5           Corporate Changes. Until the Indebtedness is paid in full, the Debtor agrees that it will not change its Incorporation State or corporate name without providing the Secured Party with 30 days’ prior written notice.

8.6           Adverse Claims. The Debtor will promptly notify the Secured Party in writing, upon the Debtor’s learning thereof, of the taking of any action by any party to levy upon, repossess or attach any Collateral.

8.7           Disposition; Release. The Debtor may sell or transfer the Collateral to the extent such transfers consist of (a) sales of inventory in the ordinary course of business, or (b) isolated sales or other dispositions of obsolete equipment, to the extent such equipment is replaced by equipment of comparable value (each a “Permitted Disposition”). The Secured Party hereby covenants that, at Debtors’ request, it will release its lien on any and all Collateral that is the subject of a Permitted Disposition.

53

STRICTLY PRIVATE & CONVIDENTIAL

8.8           Maintenance of Intellectual Property Collateral. (i) With respect to each item of Intellectual Property Collateral, the Debtor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other U.S. or foreign governmental authority, to (A) maintain its registrations for such Intellectual Property Collateral that is or becomes registered in full force and effect, and (B) pursue the prosecution and maintenance of each such material patent, trademark, or copyright registration or application now pending in the United States and in each other appropriate jurisdiction relating to such material Intellectual Property Collateral now or hereafter included in such Intellectual Property Collateral of the Debtor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office, the U.S. Copyright Office or other applicable U.S. or foreign governmental authorities, the filing of applications for renewal or extension, the filing of affidavits under Sections 8, 9 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. The Debtor shall not, without the written consent of the Secured Party, discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for patent, trademark, or copyright.

(ii)         The Debtor agrees promptly to notify the Secured Party if the Debtor becomes aware (A) that any item of Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding the Debtor’s ownership of any Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (B) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the U.S. Patent and Trademark Office or any other U.S. or foreign office or any court) regarding any item of Intellectual Property Collateral.

(iii)        In the event that the Debtor becomes aware that any item of Intellectual Property Collateral is being infringed or misappropriated by a third party, the Debtor shall promptly notify the Secured Party and shall take such actions, at its expense, as is necessary to protect or enforce such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and seeking an injunction against continued infringement or misappropriation.

(iv)        The Debtor shall use proper statutory notice in connection with its use of each item of its registered Intellectual Property Collateral. The Debtor shall not do or permit any act or knowingly omit to do any act whereby any of its owned and registered Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

(v)         The Debtor shall take all steps to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks.

54

STRICTLY PRIVATE & CONVIDENTIAL

(vi)        The Debtor agrees that this Agreement shall be recorded with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities as desired by the Secured Party and/or as necessary to give notice of and/or perfect the security interest hereunder in such Intellectual Property Collateral.

(vii)       The Debtor agrees that should it obtain an ownership interest in any item of the type forming part of the Intellectual Property Collateral that is not on the date hereof a part of the Intellectual Property Collateral (“After-Acquired Intellectual Property”) (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto. At the end of each fiscal quarter of the Debtor, the Debtor shall give prompt written notice to the Secured Party identifying the registered or applied for registration of After-Acquired Intellectual Property, and the Debtor shall execute and deliver to the Secured Party with such written notice, or otherwise authenticate, a supplement to this Agreement covering such registered or applied for After-Acquired Intellectual Property, which supplement the Secured Party may record with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities desired by the Secured Party and/or as necessary to perfect the security interest hereunder in such registered or applied for After-Acquired Intellectual Property.

ARTICLE 9
EVENTS OF DEFAULT; REMEDIES UPON DEFAULT

9.1           Default and Remedies. Upon the occurrence of an “Event of Default” as defined in the Loan Agreement, Secured Party shall have the remedies provided in this Agreement.

Remedies Generally. Upon the occurrence of an Event of Default, the Secured Party shall have all the rights and remedies of a secured party under the Florida Uniform Commercial Code (“UCC”) and any other applicable laws, together with all rights and remedies provided for in this Security Agreement. In addition thereto, upon the occurrence of an Event of Default, the Secured Party may require the Debtor to assemble the Collateral and any proceeds thereof and deliver same to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties. The Debtor agrees that the Secured Party shall have the right to peacefully retake any of the Collateral without judicial hearing prior to such retaking, including the right to enter upon the Debtor’s premises for such purpose. The Secured Party has no obligation to clean up or otherwise prepare the Collateral for sale. All rights and remedies of the Secured Party shall be cumulative and may be exercised from time to time. The Secured Party shall not be required to make any demand upon, or pursue or exhaust any of its rights or remedies against the Debtor or any other obligor, guarantor, pledgor or any other person with respect to the payment of the Indebtedness or to pursue or exhaust any of its rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. The Secured Party shall not be required to marshal the Collateral or any guarantee of the Indebtedness or to resort to the Collateral or any such guarantee in any particular order, and all of its rights hereunder or under the Loan Agreement or the Note shall be cumulative. To the extent it may lawfully do so, the Debtor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Secured Party, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Agreement, or otherwise.

55

STRICTLY PRIVATE & CONVIDENTIAL

9.2           Disposition of Collateral; Deficiency. The Secured Party may dispose of the Collateral and proceeds in any commercially reasonable manner and the Debtor shall be liable for any deficiency. If the Secured Party sells any of the Collateral upon credit, the Debtor will be credited only with payments actually made by the purchaser, received by the Secured Party and applied to the Indebtedness as provided below. In the event the purchaser fails to pay for the Collateral, the Secured Party may resell the Collateral and the Debtor shall be credited with the proceeds of the sale.

9.3           Payment of Expenses. The Debtor shall pay the Secured Party on demand all expenses, including reasonable attorneys’ fees and legal expenses paid or incurred by the Secured Party in protecting and enforcing the rights of and obligations to the Secured Party under any provision of this Agreement, including its right to take possession of the Collateral and proceeds thereof from the custody of the Debtor or any trustee or receiver in bankruptcy or any other person. All such expenses shall become part of the Indebtedness and shall bear interest from the date paid or incurred by the Secured Party at the highest rate permitted by law.

9.4           Notice of Sale. Any notice required to be given by the Secured Party to the Debtor with respect to the sale or other disposition of the Collateral shall be deemed reasonable if mailed, in the manner set forth in the Loan Agreement, at least seven (7) days before the time of such sale or other disposition.

9.5           Additional Undertakings Relating To Disposition of Intellectual Property Collateral. In the event of any sale, use or other disposition of any of the Intellectual Property Collateral of the Debtor, the goodwill symbolized by any trademarks subject to such sale or other disposition shall be included therein, and the Debtor shall supply to the Secured Party or its designee the Debtor’s know-how and expertise relating to such Intellectual Property Collateral, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and the Debtor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of the Debtor that relate to such Intellectual Property Collateral.

56

STRICTLY PRIVATE & CONVIDENTIAL

9.6           Power of Attorney. The Debtor hereby appoints Secured Party, its nominee, or any other person whom the Secured Party may designate the Debtor’s attorney-in-fact, with full power and authority effective upon the occurrence of any Event of Default to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable in respect of the Collateral or any part thereof, with full power to settle, adjust or compromise any claim in respect of the Collateral as fully as the Debtor could itself do, to endorse or sign the Debtor’s name on any assignments, stock powers or other instruments of transfer and on any checks, notes, acceptances, money orders, drafts, and any other forms of payment or security in respect of the Collateral that may come into the Secured Party’s possession and on all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its reasonable discretion, to file any claim or take any other action or proceeding, either in its own name or in the name of the Debtor, or otherwise, which the Secured Party deems necessary to collect or otherwise realize upon all or any part of the Collateral, or effect a transfer thereof, or which may be necessary to protect and preserve the right, title, and interest of the Secured Party in and to such Collateral and the security intended to be afforded hereby. The Debtor hereby ratifies and approves all acts of any such attorney-in-fact and agrees that neither Secured Party nor any such attorney-in-fact will be liable for any such acts or omissions nor for any error of judgment or mistake of fact or law other than such person’s gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction. The Secured Party may file one or more financing statements disclosing its security interest in all or any part of the Collateral, and any amendments or supplements thereto, on behalf of the Debtor without notice thereof to the Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Maturity Date (as such term is defined in the Promissory Note- Line of Credit, dated as of the date hereof).

9.7           Use of Collateral; License to Intellectual Property Collateral. Until the Secured Party is able to effect a sale, lease, or other disposition of the Collateral, and so long as an Event of Default shall have occurred and be continuing, the Secured Party shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Secured Party. The Secured Party shall have no obligation to the Debtor to maintain or preserve the rights of the Debtor as against third parties with respect to the Collateral while the Collateral is in the possession of the Secured Party. So long as an Event of Default shall have occurred and be continuing, the Secured Party may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Secured Party’s remedies, with respect to such appointment. the Secured Party shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Indebtedness (i) first, to cover its costs and expenses, (ii) second, to pay any and all interest that is due and owing to the Secured Party under the Loan Agreement and the Note, (iii) third, to pay any and all principal that is due and owing to the Secured Party under the Loan Agreement and the Note, and (iv) finally, the Secured Party shall account for the surplus, if any, to the Debtor. To the maximum extent permitted by applicable law, the Debtor waives all claims, damages, and demands against the Secured Party arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of the Secured Party, as finally determined by a court of competent jurisdiction.

57

STRICTLY PRIVATE & CONVIDENTIAL

For the sole purpose of enabling the Secured Party to exercise rights and remedies hereunder (including, without limitation, in order to take possession of, hold, preserve, process, assemble, use, operate, or cause to be used or operated, prepare for sale, market for sale, sell or otherwise dispose of the Collateral) at such time as the Secured Party shall be lawfully entitled to exercise such rights and remedies, and so long as an Event of Default has occurred and is continuing, the Debtor hereby grants to the Secured Party, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, license or sublicense to third parties any and all of the Intellectual Property Collateral now owned or hereafter acquired by the Debtor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software used for the compilation or printout thereof.

4.8           Limitation on the Secured Party’s Duty In Respect of the Collateral. The Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. The Secured Party shall not have any other duty as to any of the Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

4.9           Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Debtor for liquidation or reorganization, should the Debtor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of the Debtor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Indebtedness, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

58

STRICTLY PRIVATE & CONVIDENTIAL

ARTICLE 10
MISCELLANEOUS

10.1         Financing Statements. The Debtor authorizes the Secured Party to file one or more financing statements and continuation statements, in form satisfactory to the Secured Party, in all public offices, wherever filing is deemed by the Secured Party to be necessary or desirable. Such financing statements may describe the Collateral as consisting of all assets of the Debtor. The Debtor shall pay the cost of all such filings.

10.2         Manner of Notice. All notices to the Debtor and the Secured Party shall be deemed to be effectively given when delivered in accordance with the Loan Agreement.

10.3         No Waiver. No delay on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof and no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

10.4         Definitions; Applicable Law. All terms used herein, unless otherwise defined or the context otherwise requires, shall have the meanings given to them by the Loan Agreement, or, if not defined in the Loan Agreement, shall have the meanings given to them by the UCC, which, together with other applicable laws of the state of Florida, shall govern this Agreement and the interpretation thereof.

10.5         Captions. The captions to the various paragraphs hereof have been inserted for convenience only and shall not be deemed a part of this Agreement.

10.6         Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Secured Party and the Debtor and their respective successors and assigns, including all persons who become bound as a Debtor under this Agreement.

10.7         Entire Agreement; Amendment. This Agreement, together with the Loan Agreement and the Note, sets forth the entire agreement of the parties as to the subject matter hereof and may not be amended except in writing and executed by the parties hereto. In the event of any conflict between this Agreement and the Loan Agreement, this Agreement shall prevail.

10.8         Severability. In the event any provision hereof is in conflict with any statute or rule of law in the state of Florida or is otherwise unenforceable for any reason whatsoever, then such provision shall be deemed severable from or enforceable to the maximum extent permitted by law, as the case may be, and the same shall not invalidate any other provisions hereof.

10.9         Counterparts. This Agreement may be executed via manual telecopy, in multiple counterparts and all such counterparts shall collectively constitute an original agreement. No party hereto will raise the use of a facsimile machine or pdf attachment to email to deliver a signature to this Agreement or the fact that any signature was transmitted or communicated through the use of facsimile machine or pdf attachment to email as a defense to the formation or enforceability of this Agreement and each party forever waives any such defense.

* * * * *

59

STRICTLY PRIVATE & CONVIDENTIAL

IN WITNESS WHEREOF, the Debtor has executed this Security Agreement as of the day and year first above written.

xG Technology, Inc.

By:	/s/ John C. Coleman
Name:	John C. Coleman
Title	CEO

Agreed and Accepted By:

MB Technology Holdings, LLC

By:	/s/ George F. Schmitt
Name:	George F. Schmitt
Title	CEO

60

STRICTLY PRIVATE & CONFIDENTIAL

EXHIBIT A
Existing Liens and Financing Statements

Security Agreement dated as of February 7, 2011 and effective as of February 7, 2011 between the Debtor and Secured Party

Security Agreement dated as of February 7, 2011 and effective as of February 7, 2011 between the Debtor and Secured Party

UCC Financing Statement filed by the Debtor with the Delaware Secretary of State on February 7, 2011

61

STRICTLY PRIVATE & CONFIDENTIAL

EXHIBIT B

Chief Executive Office, State of Organization, FEIN, Organizational ID

Chief Executive Office:	7771 W. Oakland Park Boulevard, Suite 231, Sunrise, FL 33351

State of Organization:	Delaware

Federal Employer Identification Number:	20-585-6795

Organizational ID:	3562449

62

STRICTLY PRIVATE & CONFIDENTIAL

EXHIBIT C

Intellectual Property Collateral

63

STRICTLY PRIVATE & CONFIDENTIAL

EXHIBIT "B"

Security Agreement dated as of February 7, 2011 and effective as of February 7, 2011 between the Borrower and Lender

Security Agreement dated as of February 7, 2011 and effective as of February 7, 2011 between the Borrower and Lender

UCC Financing Statement filed by the Debtor with the Delaware Secretary of State on February 7, 2011

64

STRICTLY PRIVATE & CONFIDENTIAL

EXHIBIT "C"

Schedule of Litigation

NONE

65

STRICTLY PRIVATE & CONFIDENTIAL

EXHIBIT "D"

NONE

66

STRICTLY PRIVATE & CONFIDENTIAL

To:

xG Technology, Inc.

240 S. Pineapple Avenue, Suite 701

Sarasota, FL 34236

 NOTICE OF CONVERSION

The undersigned hereby irrevocably elects to convert all of the Advances, amounting in aggregate to $15,000,000 in principal amount, made under the Promissory Note - Line Of Credit issued by xG TECHNOLOGY, INC. (the “Issuer”) in favor of MB TECHNOLOGY HOLDINGS, LLC and effective as of May 19, 2011 into shares of $0.01 each in the Common Stock of the Issuer (each a “Share”), according to the conditions set forth in such Note, as of the date written below subject to the extent that the Company for the time being has sufficient authorized capital.

Effective Date of Conversion: Immediately upon, and with effect from, the Issuer having published its 2012 annual results and otherwise not being in a close period for the purposes of the AIM Rules for Companies

Conversion Price:	$0.38 per Share

Shares To Be Delivered:         Forty-four Million, Four Hundred and Seventy-three Thousand, Six Hundred and Eighty Four (44,473,684)

Address For Registration Of Shares:  240 S. Pineapple Avenue, Suite 70, Sarasota, FL 34236

Delivery Address For Share Certificate:       240 S. Pineapple Avenue, Suite 70, Sarasota, FL 34236

Signature:	/s/ Roger G. Branton

Print Name:	Roger G. Branton

Effective as of January 16, 2013

For and on behalf of MB TECHNOLOGY HOLDINGS, LLC

Address:	240 S. Pineapple Avenue, Suite 70, Sarasota, FL 34236

67